                                 EXHIBIT (j)(2)

                                    VLC TRUST
                                POWER OF ATTORNEY

         We, the undersigned officers and trustees of the VLC Trust (the "Trust"), hereby severally constitute and appoint Alfred B. Van Liew, Samuel H. Hallowell, Jr. and Kevin M. Oates, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our hands and in the capacities indicated below, any and all Post-Effective Amendments to the Trust's Registration Statement on Form N-1A and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, acting alone, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have set their hands on the date written.


/s/ Alfred B. Van Liew                               Trustee and President
-------------------------------------                (Principal Executive Officer)       February 20, 2003
(Alfred B. Van Liew)

/s/ Kevin M. Oates
-------------------------------------                Treasurer (Chief Financial          February 20, 2003
(Kevin M. Oates)                                     and Accounting Officer)

/s/ Mary Ann Altrui                                  Trustee                             February 20, 2003
-------------------------------------
(Mary Ann Altrui)

/s/ Milton C. Bickford                               Trustee                             February 20, 2002
------------------------------------
(Milton C. Bickford)

/s/ Meredith A. Curren                               Trustee                            February 20, 2003
-------------------------------------
(Meredith A. Curren)

/s/ Michael E. Hogue                                 Trustee                            February 20, 2003
-------------------------------------
(Michael E. Hogue)

/s/ Arthur H. Lathrop                                Trustee                            February 20, 2003
-------------------------------------
(Arthur H. Lathrop)

/s/ Alice M. Macintosh                               Trustee                            February 20, 2003
-------------------------------------
(Alice M. Macintosh)

/s/ Lawrence B. Sadwin                               Trustee                            February 20, 2003
-------------------------------------
(Lawrence B. Sadwin)

/s/ John H. St. Sauveur                              Trustee                            February 20, 2003
-------------------------------------
(John H. St. Sauveur)